=======================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549




                                   FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):     August 13, 2002
                                                      -----------------


                                BULOVA CORPORATION
-----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       New York                    1-457                     11-1719409
-----------------------------------------------------------------------
(State or other jurisdiction      (Commission             (IRS Employer
 of Incorporation)                 File Number)     Identification No.)



One Bulova Avenue, Woodside, N.Y.                            11377-7874
-----------------------------------------------------------------------
(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:      (718) 204-3300
                                                         --------------



                                 NOT APPLICABLE
-----------------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)



=======================================================================

                                     Page 1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


The following exhibits are furnished under Item 9 of this Current Report on Form 8-K:

Exhibit 99.1

Certification dated August 13, 2002 by the chief executive officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

Exhibit 99.2

Certification dated August 13, 2002 by the chief financial officer of the Company pursuant to 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.


Item 9.  Regulation FD Disclosure

On August 13, 2002, the chief executive officer and chief financial officer of the Company each submitted to the Commission the written certification required by 18 U.S.C. Section 1350 (as adopted by Section 906 of the Sarbanes-Oxley Act of 2002) with respect to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. Copies of these submissions are furnished as Exhibits 99.1 and 99.2 hereto.

                                Page 2

                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   BULOVA CORPORATION
                                                   ------------------
                                                   (Registrant)




Dated:  August 13, 2002	                  By:   /s/ Warren Neitzel
                                                   -------------------
                                                   Warren Neitzel
                                                   Corporate Secretary
                                                   (Duly authorized
                                                   officer)